Exhibit 99.1

News Release

For more information, contact:
McCall Butler for AT&T	Steve Kunszabo for Centennial
Office: 212-453-2354	Office: 732-556-2237
Mobile: 917-209-5792	Mobile: 732-266-9778
mbutler@attnews.us	skunszabo@centennialcorp.com
AT&T TO ACQUIRE CENTENNIAL COMMUNICATIONS, ENHANCE
SERVICE FOR WIRELESS CUSTOMERS AND BUSINESSES
DALLAS, Texas, and WALL, N.J., Nov. 7, 2008 — AT&T Inc. (NYSE:T) and Centennial Communications Corp. (Nasdaq:CYCL) today announced that AT&T plans to acquire Centennial, a regional provider of wireless and wired communications services, for $944 million in cash. The transaction will enhance AT&T’s wireless coverage for customers in largely rural areas of the Midwest and Southeast United States and in Puerto Rico and the U.S. Virgin Islands. With the addition of Centennial’s wired network in Puerto Rico, AT&T will also be able to better serve the company’s business customers who operate there.
     As a result of the acquisition, Centennial’s 1.1 million wireless subscribers — many of them in rural areas — will have access to the wireless network with the best global coverage and to the nation’s premier lineup of innovative wireless devices, including iPhone 3G, an AT&T exclusive. Centennial’s customers who choose select smartphones — such as the BlackBerry® BoldTM, another AT&T exclusive — and AT&T LaptopConnect cards will also enjoy free access to the nation’s largest Wi-Fi network.
     “Mobility is a vital investment area for AT&T and our company’s biggest growth driver,” said Ralph de la Vega, president and chief executive officer of AT&T Mobility and Consumer Markets. “This transaction enhances network coverage for our consumer and business customers and is expected to create long-term value for AT&T’s stockholders.
     “This acquisition offers important benefits for wireless customers of both AT&T and Centennial,” de la Vega said. “Our existing customers will enjoy a better on-network calling experience in the current Centennial roaming areas. And Centennial customers will have access to a mobile-to-mobile network of nearly 75 million subscribers, AT&T’s national and international roaming capabilities, our terrific device offerings and our great portfolio of applications and services.”
     The Centennial acquisition demonstrates AT&T’s commitment to continuously enhance network quality and coverage for its wireless customers. The addition of Centennial’s high-quality 850 MHz spectrum will improve service quality for AT&T customers in parts of Indiana, Louisiana, Michigan, Mississippi, Ohio and Texas.
     Centennial also provides switched voice and high-capacity data and Internet Protocol solutions for business customers in Puerto Rico. The transaction gives AT&T a network presence in Puerto Rico and will allow the company to better serve its multinational business customers with a presence in this U.S. territory.
     “Centennial has a 20-year history of doing what is best for our customers, and this transaction is a natural next step for us,” said Michael J. Small, CEO of Centennial. “As a result of this merger, our wireless customers will enjoy greatly expanded network coverage and access to AT&T’s wide range of innovative products and services. Our business customers will benefit from AT&T’s expertise in delivering networking services and solutions to businesses of all sizes.
     “I thank our associates for their dedication and hard work in always rising to the challenges of our rapidly changing industry, and I take pride that our company will become part of a world-class organization like AT&T.”
     Under terms of the agreement, Centennial stockholders will receive $8.50 per share for a total equity price of $944 million. Including net debt, the total enterprise value is approximately $2.8 billion. AT&T expects the proposed transaction to deliver significant value to its stockholders. The acquisition offers opportunities for synergies in areas including corporate overhead, advertising, customer care and network operations. In the first year after the transaction closes, AT&T expects minimal dilution to EPS and cash flow, driven by upfront integration costs.
     The acquisition is subject to regulatory approval, the approval of Centennial’s stockholders and other customary closing conditions. Welsh, Carson, Anderson & Stowe,

Centennial’s largest stockholder, has agreed to vote in support of this transaction. AT&T is working to obtain approvals by the end of the second quarter of 2009.
     Centennial’s 1.1 million wireless customers are in Puerto Rico and the U.S. Virgin Islands as well as in Kalamazoo, Cass City, Newaygo, Battle Creek, Benton Harbor, Jackson, Roscommon, Allegan, Grand Rapids, Lansing, Muskegon and Saginaw-Bay City, Mich.; Miami, Kosciusko, Huntington, Kokomo, Muncie, Anderson and Lafayette, Ind.; Lima and Findlay-Tiffin and Williams County, Ohio; Lafayette, Alexandria, Iberville, Bastrop and Lake Charles and Caldwell, West Feliciana, Beauregard and DeSoto parishes, La.; Beaumont-Port Arthur, Texas; and Claiborne and Copiah counties, Miss.
Find More Information Online:

Web Site Links:	Related Media Kits:
AT&T Web Site	AT&T Mobile Phones
AT&T Wireless Web Site

Related Releases:	Related Fact Sheets:
AT&T to Acquire Wayport; Combined Wi-Fi Networks to Provide Connectivity in More Places	AT&T Network Coverage Map
Technorati Tags: AT&T
About AT&T
AT&T Inc. (NYSE:T) is a premier communications holding company. Its subsidiaries and affiliates, AT&T operating companies, are the providers of AT&T services in the United States and around the world. Among their offerings are the world’s most advanced IP-based business communications services and the nation’s leading wireless, high speed Internet access and voice services. In domestic markets, AT&T is known for the directory publishing and advertising sales leadership of its Yellow Pages and YELLOWPAGES.COM organizations, and the AT&T brand is licensed to innovators in such fields as communications equipment. As part of its three-screen integration strategy, AT&T is expanding its TV entertainment offerings. In 2008, AT&T again ranked No. 1 on Fortune magazine’s World’s Most Admired Telecommunications Company list and No. 1 on America’s Most Admired Telecommunications Company list. Additional information about AT&T Inc. and the products and services provided by AT&T subsidiaries and affiliates is available at http://www.att.com.
About Centennial
Centennial Communications (NASDAQ:CYCL), based in Wall, NJ, is a leading provider of regional wireless and integrated communications services in the United States and Puerto Rico with approximately 1.1 million wireless subscribers and 596,700 access lines and equivalents. The U.S. business owns and operates wireless networks in the Midwest and Southeast covering parts of six states. Centennial’s Puerto Rico business owns and operates wireless networks in Puerto Rico and the U.S. Virgin Islands and provides facilities-based integrated voice, data and Internet solutions. Welsh, Carson, Anderson & Stowe is a significant shareholder of Centennial. For more information regarding Centennial, please visit our websites http://www.centennialwireless.com/ and http://www.centennialpr.com/.
© 2008 AT&T Intellectual Property. All rights reserved. AT&T, the AT&T logo and all other marks contained herein are trademarks of AT&T Intellectual Property and/or AT&T affiliated companies.

Note: This AT&T news release and other announcements are available as part of an RSS feed at www.att.com/rss. For more information, please review this announcement in the AT&T newsroom at http://www.att.com/newsroom.
Cautionary Language Concerning Forward-Looking Statements
Information set forth in this news release contains financial estimates and other forward-looking statements that are subject to risks and uncertainties, and actual results may differ materially. A discussion of factors that may affect future results is contained in AT&T’s filings with the Securities and Exchange Commission. AT&T disclaims any obligation to update or revise statements contained in this news release based on new information or otherwise. This news release may contain certain non-GAAP financial measures. Reconciliations between the non-GAAP financial measures and the GAAP financial measures are available on the company’s Web site at www.att.com/investor.relations. Accompanying financial statements follow.
Safe Harbor Provision
Cautionary statement for purposes of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995: Information in this release that involves Centennial’s expectations, beliefs, hopes, plans, projections, estimates, intentions or strategies regarding the future, including (i) statements about the benefits of the merger between AT&T and Centennial, including statements about the timing of the merger between AT&T and Centennial; (ii) statements of future economic performance; and (iii) statements of assumptions underlying such statements. Such forward-looking statements are subject to a number of risks, assumptions and uncertainties that could cause Centennial’s actual results to differ materially from those projected in such forward-looking statements. These risks, assumptions and uncertainties include, but are not limited to risks associated with the merger, including (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (ii) the inability to complete the transaction due to the failure to obtain stockholder approval; (iii) the failure to satisfy other conditions to completion of the transaction, including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the failure to obtain other necessary regulatory approvals in connection with the transaction; and (iv) other risks referenced from time to time in the Company’s filings with the Securities and Exchange Commission. All forward-looking statements included in this release are based upon information available to Centennial as of the date of the release, and we assume no obligation to update or revise any such forward-looking statements.
Important Information
This communication may be deemed to be solicitation material in respect of the proposed acquisition of Centennial by AT&T. In connection with the proposed acquisition, Centennial intends to file relevant materials with the SEC, including Centennial’s proxy statement on Schedule 14A.
INVESTORS OF CENTENNIAL ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING CENTENNIAL’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.
Investors and security holders will be able to obtain the documents free of charge through the website maintained by the SEC at www.sec.gov, and Centennial stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from Centennial. Such documents are not currently available.
Centennial and its directors and certain executive officers may be deemed to be participants in the solicitation of proxies from the holders of Centennial common stock in respect of the proposed transaction. Information about the directors and executive officers of Centennial and their respective interests in Centennial by security holdings or otherwise is set forth in its proxy statement relating to the 2008 annual meeting of stockholders, which was filed with the SEC on August 13, 2008. Investors may obtain additional information regarding the interest of the participants by reading the proxy statement regarding the acquisition when it becomes available.

4